Exhibit 99.1

Financial Contact:

Josh Hirsberg

(702) 792-7234

joshhirsberg@boydgaming.com

Media Contact:

Rob Meyne

(702) 792-7353

robmeyne@boydgaming.com

BOYD GAMING REPORTS THIRD QUARTER RESULTS

LAS VEGAS – OCTOBER 25, 2010 – Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the third quarter ended September 30, 2010.

For the quarter, we reported net income of $5.6 million, or $0.06 per share, compared to net income of $6.3 million, or $0.07 per share, in the same period last year. Certain pre-tax items resulted in a net decrease in income of $7.5 million ($4.2 million, net of tax, or $0.04 per share) during the third quarter 2010. By comparison, the third quarter 2009 included certain pre-tax items that had a net effect of increasing net income by $1.3 million ($1.7 million, net of tax, or $0.02 per share). Pre-tax items in the third quarter 2010 and 2009 are listed in a table at the end of this press release.

Adjusted Earnings(1) for the third quarter 2010 were $1.4 million, or $0.02 per share, compared to $8.0 million, or $0.09 per share, for the same period in 2009.

Net revenues were $595.4 million for the third quarter 2010, compared to $620.8 million(2) during the same quarter in 2009, a decrease of 4.1%. Total Adjusted EBITDA was $115.4 million for the quarter, a decrease of 18.2% from $141.0 million(2) in the prior year.

Commenting on the quarter, Keith Smith, President and Chief Executive Officer of Boyd Gaming, said, “We saw both stabilization and improvement in our business, as we reported the smallest declines in revenues and EBITDA since the third quarter of 2009. We are encouraged by our results so far in October, and expect fourth-quarter comparisons will be the best of the year. As conditions improve, we remain focused on deleveraging our balance sheet and controlling costs, ensuring we will be well-positioned to capitalize on the opportunities presented by a recovering economy.”

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.
(2)	See financial schedules at the end of this release for reconciliations relative to the pro forma effect of the consolidation of Borgata as if such consolidation had occurred as of the beginning of the period presented.

Year-To-Date Results

We reported net income for the nine months ended September 30, 2010 of $17.4 million, or $0.20 per share. By comparison, we reported net income of $5.3 million, or $0.06 per share for the nine months ended September 30, 2009.

Adjusted Earnings for the nine months ended September 30, 2010 were $14.5 million, or $0.17 per share, compared to $31.4 million, or $0.36 per share for the nine-month period in 2009.

Net revenues as reported were $1.59 billion and $1.26 billion for the nine months ended September 30, 2010 and September 30, 2009, respectively. Total Adjusted EBITDA was $320.3 million for the current nine-month period, as compared to $314.2 million in the prior-year period. The periods ended September 30, 2010 reflect the consolidation of Borgata, effective March 24, 2010. Given the proforma effect of the consolidation of Borgata, as of the beginning of the nine-month periods ended September 30, 2010 and 2009, net revenues were $1.75 billion and $1.86 billion, respectively, and Adjusted EBITDA on a comparable basis was $345.2 million and $424.5 million for those periods, respectively.

Key Operations Review

Las Vegas Locals

In our Las Vegas Locals segment, third quarter 2010 net revenues were $145.6 million versus $150.7 million for the third quarter of 2009. Third quarter 2010 Adjusted EBITDA was $26.1 million, versus $31.4 million in the same quarter of 2009. As expected, we saw trends similar to the second quarter, as consumers remained cautious with discretionary spending. However, in actual dollars, the Adjusted EBITDA decline matches the smallest quarterly gap in the last two years. Although spend-per-visit was lower, visitation to our Las Vegas Locals properties remained strong.

Downtown

Our Downtown Las Vegas properties generated net revenues of $51.9 million for the third quarter 2010, compared to $54.9 million in the third quarter 2009. Adjusted EBITDA was $5.7 million, down from $8.7 million in the third quarter 2009. Results reflect lower spend-per-visit, combined with lower ticket prices and increased fuel costs associated with our Hawaiian charter business. There is evidence of a strengthening recovery in Hawaii’s tourism economy, which bodes well for our Hawaiian visitation.

Midwest and South

In our Midwest and South region, we recorded $188.7 million in net revenues for the third quarter 2010, compared to $190.9 million for the same period in 2009. Adjusted EBITDA for the current period was $38.4 million, a decrease of 9.9% from the $42.6 million reported in the third quarter of 2009. The region delivered the best revenue and EBITDA comparisons so far this year, as our Louisiana properties made considerable progress toward closing the gap on their strong 2009 results. In addition, we maintained or increased market share at all six properties in the region.

Borgata

Borgata’s net revenues for the third quarter 2010 were $207.7 million, versus $222.6 million in the third quarter 2009. Adjusted EBITDA was $54.3 million, down 19.7% from $67.6 million in the comparable period in 2009. Slot win was nearly flat during the quarter, compared to a 9% decline overall in the market, and hotel occupancy rose slightly year-over-year. However, these positive trends were offset by unusually lucky play by table game customers during the quarter, which decreased our hold percentage to below historical levels.

Key Financial Statistics

The following is additional information as of September 30, 2010:

•	Cash, excluding Borgata: $77.0 million

•	Cash at Borgata: $15.6 million

•	Debt, excluding Borgata: $2.35 billion (including $1.73 billion outstanding under Boyd Gaming’s bank credit facility)

•	Debt at Borgata: $820.8 million (including $47.1 million outstanding under Borgata’s bank credit facility)

Conference Call Information

We will host our third quarter 2010 conference call today, October 25, at 1:00 p.m. Eastern. The conference call number is 888.680.0869 and the passcode is 50084553. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, www.streetevents.com, or:

http://phx.corporate-ir.net/playerlink.zhtml?c=95703&s=wm&e=3452210

Following the call’s completion, a replay will be available by dialing 888.286.8010 today, October 25, beginning at 4:00 p.m. Eastern and continuing through Monday, November 1. The passcode for the replay will be 50979831. The replay will also be available on the Internet at www.boydgaming.com.

The results of Borgata for the period from July 1, 2010 through September 30, 2010 are included in our condensed consolidated statement of operations for the three months ended September 30, 2010, and its results for the period from March 24, 2010 through September 30, 2010 are included in our condensed consolidated statement of operations for the nine months ended September 30, 2010.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(In thousands, except per share data)
Revenues
Gaming	$503,746	$332,054	$1,344,283	$1,051,714
Food and beverage	101,164	55,695	255,166	173,424
Room	64,142	30,062	154,247	93,251
Other	33,960	24,722	91,595	76,143

Gross revenues	703,012	442,533	1,845,291	1,394,532
Less promotional allowances	107,634	44,290	256,332	138,494

Net revenues	595,378	398,243	1,588,959	1,256,038

Costs and expenses
Gaming	237,601	161,690	635,461	502,029
Food and beverage	50,690	31,026	132,481	94,524
Room	13,661	10,186	36,767	30,212
Other	28,089	19,863	74,333	58,730
Selling, general and administrative	100,697	70,901	270,641	217,492
Maintenance and utilities	42,661	24,753	104,770	70,111
Depreciation and amortization	52,451	40,578	147,905	125,324
Corporate expense	11,021	11,356	36,636	35,077
Preopening expenses	2,684	4,880	4,990	14,773
Write-downs and other charges, net	1,340	14,287	4,932	41,415

Total costs and expenses	540,895	389,520	1,448,916	1,189,687

Operating income from Borgata	—	38,189	8,146	63,921

Operating income	54,483	46,912	148,189	130,272

Other expense (income)
Interest income	—	(1)	(4)	(5)
Interest expense, net of amounts capitalized	45,781	32,300	109,438	113,806
Gain on early retirements of debt	—	(3,604)	(3,949)	(12,061)
Other income	(10,000)	—	(10,000)	—
Gain on equity distribution	(2,535)	—	(2,535)	—
Other non-operating expenses	—	30	—	30
Other non-operating expenses from Borgata, net	—	7,204	3,133	16,230

Total other expense, net	33,246	35,929	96,083	118,000

Income before income taxes	21,237	10,983	52,106	12,272
Income taxes	(6,371)	(4,668)	(15,532)	(7,007)

Net income	14,866	6,315	36,574	5,265
Noncontrolling interest	(9,275)	—	(19,166)	—

Net income attributable to Boyd Gaming Corporation	$5,591	$6,315	$17,408	$5,265

Basic net income per common share	$0.06	$0.07	$0.20	$0.06

Weighted average basic shares outstanding	86,582	86,264	86,508	86,481

Diluted net income per common share	$0.06	$0.07	$0.20	$0.06

Weighted average diluted shares outstanding	86,684	86,436	86,724	86,550

The following table sets forth the consolidation of Borgata from a basis comparable to the historical reporting by Boyd Gaming Corporation. For purposes of this presentation, and consistent with GAAP, Borgata has been consolidated for the entire period presented, or for the period from July 1, 2010 through September 30, 2010. The historical column reflects the equity method accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Three Months Ended September 30, 2010
	Boyd Gaming Corp Historical	MDDC LLC	Adjustments	Boyd Gaming Corp Consolidated
	(In thousands, except per share data)
Revenues
Gaming	$326,907	$176,839	$—	$503,746
Food and beverage	57,932	43,232	—	101,164
Room	30,052	34,090	—	64,142
Other	21,273	12,687	—	33,960

Gross revenues	436,164	266,849	—	703,012
Less promotional allowances	48,473	59,161	—	107,634

Net revenues	387,691	207,688	—	595,378

Costs and expenses
Gaming	167,025	70,576	—	237,601
Food and beverage	30,990	19,700	—	50,690
Room	9,292	4,369	—	13,661
Other	17,754	10,335	—	28,089
Selling, general and administrative	69,524	31,173	—	100,697
Maintenance and utilities	25,446	17,215	—	42,661
Depreciation and amortization	35,999	16,452	—	52,451
Corporate expense	11,021	—	—	11,021
Preopening expenses	2,684	—	—	2,684
Write-downs and other charges, net	1,344	(4)	—	1,340

Total costs and expenses	371,079	169,816	—	540,895

Operating income from Borgata	18,942	—	(18,942)	—

Operating income	35,554	37,871	(18,942)	54,483

Other expense (income)
Interest income	—	—	—	—
Interest expense, net of amounts capitalized	28,506	17,275	—	45,781
Gain on early retirements of debt	—	—	—	—
Other income	(10,000)	—	—	(10,000)
Gain on equity distribution	(2,535)	—	—	(2,535)
Other non-operating expenses from Borgata, net	9,667	—	(9,667)	—

Total other expense, net	25,638	17,275	(9,667)	33,246

Income before income taxes	9,916	20,596	(9,275)	21,237
Income taxes	(4,325)	(2,046)	—	(6,371)

Net income	5,591	18,550	(9,275)	14,866
Noncontrolling interest	—	—	(9,275)	(9,275)

Net income attributable to Boyd Gaming Corporation	$5,591	$18,550	$(18,550)	$5,591

Basic net income per common share	$0.06			$0.06

Weighted average basic shares outstanding	86,582			86,582

Diluted net income per common share	$0.06			$0.06

Weighted average diluted shares outstanding	86,684			86,684

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on July 1, 2009 for the three months ended September 30, 2009, to provide a basis of comparability to the three months ended September 30, 2010. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Three Months Ended September 30, 2009
	Boyd Gaming Corp Historical	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)
Revenues
Gaming	$332,054	$195,355	$—	$527,409
Food and beverage	55,695	42,630	—	98,325
Room	30,062	33,892	—	63,954
Other	24,722	12,889	—	37,611

Gross revenues	442,533	284,766	—	727,299
Less promotional allowances	44,290	62,169	—	106,459

Net revenues	398,243	222,597	—	620,840

Costs and expenses
Gaming	161,690	74,726	—	236,416
Food and beverage	31,026	18,745	—	49,771
Room	10,186	3,736	—	13,922
Other	19,863	10,505	—	30,368
Selling, general and administrative	70,901	31,620	—	102,521
Maintenance and utilities	24,753	15,706	—	40,459
Depreciation and amortization	40,578	19,208	325	60,111
Corporate expense	11,356	—	—	11,356
Preopening expenses	4,880	—	—	4,880
Write-downs and other charges, net	14,287	(28,677)	—	(14,390)

Total costs and expenses	389,520	145,569	325	535,414

Operating income from Borgata	38,189	—	(38,189)	—

Operating income	46,912	77,028	(38,514)	85,426

Other expense (income)
Interest income	(1)			(1)
Interest expense, net of amounts capitalized	32,300	6,423	—	38,723
Gain on early retirements of debt	(3,604)	—	—	(3,604)
Other non-operating expenses	30	—	—	30
Other non-operating expenses from Borgata, net	7,204	—	(7,204)	—

Total other expense, net	35,929	6,423	(7,204)	35,148

Income before income taxes	10,983	70,605	(31,310)	50,278
Income taxes	(4,668)	(7,986)	—	(12,654)

Net income	6,315	62,619	(31,310)	37,624
Noncontrolling interest	—	—	(31,309)	(31,309)

Net income attributable to Boyd Gaming Corporation	$6,315	$62,619	$(62,619)	$6,315

Basic net income per common share	$0.07			$0.07

Weighted average basic shares outstanding	86,264			86,264

Diluted net income per common share	$0.07			$0.07

Weighted average diluted shares outstanding	86,436			86,436

The following table sets forth the consolidation of Borgata from a basis comparable to the historical reporting by Boyd Gaming Corporation. For purposes of this presentation, and consistent with GAAP, Borgata has been consolidated for the period from March 24, 2010 through September 30, 2010. The historical column reflects the equity method accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Nine Months Ended September 30, 2010
	Boyd Gaming Corp Historical	MDDC LLC 3/24/2010 to 9/30/2010	Adjustments	Boyd Gaming Corp Consolidated
	(In thousands, except per share data)
Revenues
Gaming	$986,969	$357,314	$—	$1,344,283
Food and beverage	172,794	82,372	—	255,166
Room	90,205	64,042	—	154,247
Other	67,548	24,047	—	91,595

Gross revenues	1,317,516	527,775	—	1,845,291
Less promotional allowances	139,912	116,420	—	256,332

Net revenues	1,177,604	411,355	—	1,588,959

Costs and expenses
Gaming	493,812	141,649	—	635,461
Food and beverage	92,888	39,593	—	132,481
Room	28,174	8,593	—	36,767
Other	54,805	19,528	—	74,333
Selling, general and administrative	206,168	64,473	—	270,641
Maintenance and utilities	69,433	35,337	—	104,770
Depreciation and amortization	111,592	36,313	—	147,905
Corporate expense	36,636	—	—	36,636
Preopening expenses	4,990	—	—	4,990
Write-downs and other charges, net	4,924	8	—	4,932

Total costs and expenses	1,103,422	345,494	—	1,448,916

Operating income from Borgata	41,083	—	(32,937)	8,146

Operating income	115,265	65,861	(32,937)	148,189

Other expense (income)
Interest income	(4)	—	—	(4)
Interest expense, net of amounts capitalized	86,091	23,347	—	109,438
Gain on early retirements of debt	(3,949)	—	—	(3,949)
Other income	(10,000)			(10,000)
Gain on equity distribution	(2,535)			(2,535)
Other non-operating expenses from Borgata, net	16,905	—	(13,772)	3,133

Total other expense, net	86,508	23,347	(13,772)	96,083

Income before income taxes	28,757	42,514	(19,165)	52,106
Income taxes	(11,349)	(4,183)	—	(15,532)

Net income	17,408	38,331	(19,165)	36,574
Noncontrolling interest	—	—	(19,166)	(19,166)

Net income attributable to Boyd Gaming Corporation	$17,408	$38,331	$(38,331)	$17,408

Basic net income per common share	$0.20			$0.20

Weighted average basic shares outstanding	86,508			86,508

Diluted net income per common share	$0.20			$0.20

Weighted average diluted shares outstanding	86,724			86,724

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on July 1, 2009 for the nine months ended September 30, 2009, to provide a basis of comparability to the nine months ended September 30, 2010. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Nine Months Ended September 30, 2009
	Boyd Gaming Corp Historical	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except share and per share data)
Revenues
Gaming	$1,051,714	$538,041	$—	$1,589,755
Food and beverage	173,424	111,113	—	284,537
Room	93,251	87,056	—	180,307
Other	76,143	32,496	—	108,639

Gross revenues	1,394,532	768,706	—	2,163,238
Less promotional allowances	138,494	166,706	—	305,200

Net revenues	1,256,038	602,000	—	1,858,038

Costs and expenses
Gaming	502,029	215,268	—	717,297
Food and beverage	94,524	48,822	—	143,346
Room	30,212	8,998	—	39,210
Other	58,730	26,585	—	85,315
Selling, general and administrative	217,492	96,250	—	313,742
Maintenance and utilities	70,111	44,866	—	114,977
Depreciation and amortization	125,324	59,339	973	185,636
Corporate expense	35,077	—	—	35,077
Preopening expenses	14,773	699	—	15,472
Write-downs and other charges, net	41,415	(28,616)	—	12,799

Total costs and expenses	1,189,687	472,211	973	1,662,871

Operating income from Borgata	63,921	—	(63,921)	—

Operating income	130,272	129,789	(64,894)	195,167

Other expense (income)
Interest income	(5)	—	—	(5)
Interest expense, net of amounts capitalized	113,806	21,881	—	135,687
Gain on early retirements of debt	(12,061)	—	—	(12,061)
Other non-operating expenses	30	—	—	30
Other non-operating expenses from Borgata, net	16,230	—	(16,230)	—

Total other expense, net	118,000	21,881	(16,230)	123,651

Income before income taxes	12,272	107,908	(48,664)	71,516
Income taxes	(7,007)	(10,579)	—	(17,586)

Net income	5,265	97,329	(48,664)	53,930
Noncontrolling interest	—	—	(48,665)	(48,665)

Net income attributable to Boyd Gaming Corporation	$5,265	$97,329	$(97,329)	$5,265

Basic net income per common share	$0.06			$0.06

Weighted average basic shares outstanding	86,481			86,481

Diluted net income per common share	$0.06			$0.06

Weighted average diluted shares outstanding	86,550			86,550

The following table reconciles the net income in accordance with GAAP to adjusted earnings and adjusted earnings per share.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(In thousands, except per share data)
Net income attributable to Boyd Gaming Corporation	$5,591	$6,315	$17,408	$5,265
Adjustments related to Boyd Gaming:
Preopening expenses	2,684	4,880	4,990	14,773
Gain on early retirements of debt	—	(3,604)	(3,949)	(12,061)
Other income	(10,000)	—	(10,000)	—
Gain on equity distribution	(2,535)	—	(2,535)	—
Write-downs and other charges, net	1,344	14,287	4,924	41,415
Other non-operating expenses	—	30	—	30
Prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai	—	—	—	8,883

Adjustments related to Borgata:
Our share of Borgata’s preopening expenses	—	—	—	349
Our share of Borgata’s write-downs and other items, net	—	(14,339)	34	(14,308)
Accelerated amortization of deferred loan fees	2,012		2,012
Write-downs and other charges, net	(4)		8
Impact on noncontrolling interest	(1,004)		(1,010)

Income tax effect for above adjustments	3,322	424	2,620	(12,922)

Adjusted earnings	$1,410	$7,993	$14,502	$31,424

Adjusted earnings per diluted share (Adjusted EPS)	$0.02	$0.09	$0.17	$0.36

Weighted average diluted shares outstanding	86,684	86,436	86,724	86,550

The following table illustrates the impact of the above adjustments on earnings per share.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Diluted net income per share	$0.06	$0.07	$0.20	$0.06
Adjustments related to Boyd Gaming:
Preopening expenses	0.03	0.06	0.06	0.17
Gain on early retirements of debt	—	(0.04)	(0.05)	(0.14)
Other income	(0.12)	—	(0.12)	—
Gain on equity distribution	(0.03)	—	(0.03)	—
Write-downs and other charges, net	0.02	0.17	0.06	0.48
Other non-operating expenses	—	0.00	—	0.00
Prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai	—	—	—	0.10

Adjustments related to Borgata:
Our share of Borgata’s preopening expenses	—	—	—	0.00
Our share of Borgata’s write-downs and other items, net	—	(0.17)	0.00	(0.17)
Accelerated amortization of deferred loan fees	0.02	—	0.02	—
Write-downs and other charges, net	(0.00)	—	0.00	—
Impact on noncontrolling interest	(0.01)	—	(0.01)	—

Income tax effect for above adjustments	0.04	0.00	0.03	(0.15)

Adjusted earnings per share	$0.02	$0.09	$0.17	$0.36

The following table presents Net Revenues and Adjusted EBITDA by operating segment and reconciles Adjusted EBITDA to net income attributable to Boyd Gaming Corporation on our condensed consolidated statements of operations for the three and nine months ended September 30, 2010 and 2009. Note that the results from Dania Jai-Alai are classified as part of total other operating costs and expenses and are not included in Adjusted EBITDA. Additionally, the results for the three months ended September 30, 2010, as reported in the table below, reflect the consolidation of Borgata for the entire period and the results for the nine months ended September 30, 2010 reflect the consolidation of Borgata for the period from March 24, 2010 through September 30, 2010. The three and nine month periods ended September 30, 2009 are reported on a historical basis.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(In thousands)
Net Revenues
Las Vegas Locals	$145,593	$150,749	$455,243	$486,975
Downtown Las Vegas	51,898	54,857	161,088	171,100
Midwest and South	188,695	190,864	556,221	592,085
Atlantic City	207,687	—	411,355	—

Reportable Segment Net revenues	593,873	396,470	1,583,907	1,250,160
Other	1,505	1,773	5,052	5,878

Net revenues	$595,378	$398,243	$1,588,959	$1,256,038

Adjusted EBITDA
Las Vegas Locals	$26,116	$31,363	$103,339	$120,600
Downtown Las Vegas	5,679	8,701	23,361	33,855
Midwest and South	38,407	42,567	113,276	136,165

Wholly-owned property Adjusted EBITDA	70,202	82,631	239,976	290,620
Corporate expense	(9,144)	(9,157)	(30,065)	(27,353)

Wholly-owned Adjusted EBITDA	61,058	73,474	209,911	263,267
Atlantic City	54,319	—	102,182	—
Our share of Borgata’s operating income before net amortization, preopening and other items	—	24,175	8,180	50,935

Adjusted EBITDA	$115,377	$97,649	$320,273	$314,202

Other operating costs and expenses
Deferred rent	1,069	1,090	3,204	3,266
Depreciation and amortization	52,451	40,903	147,905	126,297
Preopening expenses	2,684	4,880	4,990	14,773
Our share of Borgata’s preopening expenses	—	—	—	349
Our share of Borgata’s write-downs and other items, net	—	(14,339)	34	(14,308)
Share-based compensation expense	2,396	2,886	8,124	9,784
Write-downs and other charges, net	1,340	14,287	4,932	41,415
Other	954	1,030	2,895	2,354

Total other operating costs and expenses	60,894	50,737	172,084	183,930

Operating income	54,483	46,912	148,189	130,272

Other non-operating items
Interest expense, net	45,781	32,299	109,434	113,801
Gain on early retirements of debt	—	(3,604)	(3,949)	(12,061)
Other income	(10,000)	—	(10,000)	—
Gain on equity distribution	(2,535)	—	(2,535)	—
Other non-operating expenses	—	30	—	30
Our share of Borgata’s non-operating expenses, net	—	7,204	3,133	16,230

Total other non-operating costs and expenses, net	33,246	35,929	96,083	118,000

Income before income taxes	21,237	10,983	52,106	12,272
Income taxes	(6,371)	(4,668)	(15,532)	(7,007)

Net income	14,866	6,315	36,474	5,265
Noncontrolling interest	(9,275)	—	(19,166)	—

Net income attributable to Boyd Gaming Corporation	$5,591	$6,315	$17,408	$5,265

The following table sets forth the consolidation of Borgata from a basis comparable to the historical reporting by Boyd Gaming Corporation. For purposes of this presentation, and consistent with GAAP, Borgata has been consolidated for the entire period presented, or for the period from July 1, 2010 through September 30, 2010. The historical column reflects the equity method accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Three Months Ended September 30, 2010
	Boyd Gaming Corp Historical	MDDC LLC 7/1/2010 to 9/30/2010	Adjustments	Boyd Gaming Corp Consolidated
	(In thousands)
Net Revenues
Las Vegas Locals	$145,593	$—	$—	$145,593
Downtown Las Vegas	51,898	—	—	51,898
Midwest and South	188,695	—	—	188,695
Atlantic City	—	207,687	—	207,687

Reportable Segment Net revenues	386,186	207,687	—	593,873
Other	1,505	—	—	1,505

Net revenues	$387,691	$207,687	$—	$595,378

Adjusted EBITDA
Las Vegas Locals	$26,116	$—	$—	$26,116
Downtown Las Vegas	5,679	—	—	5,679
Midwest and South	38,407	—	—	38,407

Wholly-owned property Adjusted EBITDA	70,202	—	—	70,202
Corporate expense	(9,144)	—	—	(9,144)

Wholly-owned Adjusted EBITDA	61,058	—	—	61,058
Atlantic City	—	54,319	—	54,319
Our share of Borgata’s operating income before net amortization, preopening and other items	18,942	—	(18,942)	—

Adjusted EBITDA	$80,000	$54,319	$(18,942)	$115,377

Other operating costs and expenses
Deferred rent	1,069	—	—	1,069
Depreciation and amortization	35,999	16,452	—	52,451
Preopening expenses	2,684	—	—	2,684
Share-based compensation expense	2,396	—	—	2,396
Write-downs and other charges, net	1,344	(4)	—	1,340
Other	954	—	—	954

Total other operating costs and expenses	44,446	16,448	—	60,894

Operating income	35,554	37,871	(18,942)	54,483

Other non-operating items
Interest expense, net	28,506	17,275	—	45,781
Gain on early retirements of debt	—	—		—
Other income	(10,000)			(10,000)
Gain on equity distribution	(2,535)			(2,535)
Our share of Borgata’s non-operating expenses, net	9,667	—	(9,667)	—

Total other non-operating costs and expenses, net	25,638	17,275	(9,667)	33,246

Income before income taxes	9,916	20,596	(9,275)	21,237
Income taxes	(4,325)	(2,046)	—	(6,371)

Net income	5,591	18,550	(9,275)	14,866
Noncontrolling interest	—	—	(9,275)	(9,275)

Net income attributable to Boyd Gaming Corporation	$5,591	$18,550	$(18,550)	$5,591

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on July 1, 2009. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Three Months Ended September 30, 2009
	Boyd Gaming Corp Historical	MDDC LLC 7/1/2009 to 9/30/2009	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$150,749	$—	$—	$150,749
Downtown Las Vegas	54,857	—	—	54,857
Midwest and South	190,864	—	—	190,864
Atlantic City	—	222,597	—	222,597

Reportable Segment Net revenues	396,470	222,597	—	619,067
Other	1,773	—	—	1,773

Net revenues	$398,243	$222,597	$—	$620,840

Adjusted EBITDA
Las Vegas Locals	$31,363	$—	$—	$31,363
Downtown Las Vegas	8,701	—	—	8,701
Midwest and South	42,567	—	—	42,567

Wholly-owned property Adjusted EBITDA	82,631	—	—	82,631
Corporate expense	(9,157)	—	—	(9,157)

Wholly-owned Adjusted EBITDA	73,474	—	—	73,474
Atlantic City	—	67,559	—	67,559
Our share of Borgata’s operating income before net amortization, preopening and other items	24,175	—	(24,175)	—

Adjusted EBITDA	$97,649	$67,559	$(24,175)	$141,033

Other operating costs and expenses		—	—
Deferred rent	1,090	—	—	1,090
Depreciation and amortization	40,903	19,208	—	60,111
Preopening expenses	4,880	—	—	4,880
Our share of Borgata’s preopening expenses	—	—	—	—
Our share of Borgata’s write-downs and other items, net	(14,339)	—	14,339	—
Share-based compensation expense	2,886	—	—	2,886
Write-downs and other charges, net	14,287	(28,677)	—	(14,390)
Other	1,030	—	—	1,030

Total other operating costs and expenses	50,737	(9,469)	14,339	55,607

Operating income	46,912	77,028	(38,514)	85,426

Other non-operating items
Interest expense, net	32,299	6,423	—	38,722
Gain on early retirements of debt	(3,604)	—	—	(3,604)
Other non-operating expenses	30	—	—	30
Our share of Borgata’s non-operating expenses, net	7,204	—	(7,204)	—

Total other non-operating costs and expenses, net	35,929	6,423	(7,204)	35,148

Income before income taxes	10,983	70,605	(31,310)	50,278
Income taxes	(4,668)	(7,986)	—	(12,654)

Net income	6,315	62,619	(31,310)	37,624
Noncontrolling interest	—	—	(31,309)	(31,309)

Net income attributable to Boyd Gaming Corporation	$6,315	$62,619	$(62,619)	$6,315

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on January 1, 2010, for the nine months ended September 30, 2010. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Nine Months Ended September 30, 2010
	Boyd Gaming Corp Consolidated	MDDC LLC 1/1/2010 to 3/23/2010	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$455,243	$—	$—	$455,243
Downtown Las Vegas	161,088	—	—	161,088
Midwest and South	556,221	—	—	556,221
Atlantic City	411,355	158,290	—	569,645

Reportable Segment Net revenues	1,583,907	158,290	—	1,742,197
Other	5,052	—	—	5,052

Net revenues	$1,588,959	$158,290	$—	$1,747,249

Adjusted EBITDA
Las Vegas Locals	$103,339	$—	$—	$103,339
Downtown Las Vegas	23,361	—	—	23,361
Midwest and South	113,276	—	—	113,276

Wholly-owned property Adjusted EBITDA	239,976	—	—	239,976
Corporate expense	(30,065)	—	—	(30,065)

Wholly-owned Adjusted EBITDA	209,911	—	—	209,911
Atlantic City	102,182	33,113	—	135,295
Our share of Borgata’s operating income before net amortization, preopening and other items	8,180	—	(8,180)	—

Adjusted EBITDA	$320,273	$33,113	$(8,180)	$345,206

Other operating costs and expenses		—	—
Deferred rent	3,204	—	—	3,204
Depreciation and amortization	147,905	16,754	—	164,659
Preopening expenses	4,990	—	—	4,990
Our share of Borgata’s preopening expenses	—	—	—	—
Our share of Borgata’s write-downs and other items, net	34	—	(34)	—
Share-based compensation expense	8,124	—	—	8,124
Write-downs and other charges, net	4,932	68	—	5,000
Other	2,895	—	—	2,895

Total other operating costs and expenses	172,084	16,822	(34)	188,872

Operating income	148,189	16,291	(8,146)	156,334

Other non-operating items
Interest expense, net	109,434	5,060	—	114,494
Gain on early retirements of debt	(3,949)	—	—	(3,949)
Other income	(10,000)			(10,000)
Gain on equity distribution	(2,535)			(2,535)
Our share of Borgata’s non-operating expenses, net	3,133	—	(3,133)	—

Total other non-operating costs and expenses, net	96,083	5,060	(3,133)	98,010

Income before income taxes	52,106	11,231	(5,013)	58,324
Income taxes	(15,532)	(1,206)	—	(16,738)

Net income	36,574	10,025	(5,013)	41,586
Noncontrolling interest	(19,166)	—	(5,012)	(24,178)

Net income attributable to Boyd Gaming Corporation	$17,408	$10,025	$(10,025)	$17,408

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on July 1, 2009, for the nine months ended September 30, 2009. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Nine Months Ended September 30, 2009
	Boyd Gaming Corp Historical	MDDC LLC 1/1/2009 to 9/30/2009	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$486,975	$—	$—	$486,975
Downtown Las Vegas	171,100	—	—	171,100
Midwest and South	592,085	—	—	592,085
Atlantic City	—	602,000	—	602,000

Reportable Segment Net revenues	1,250,160	602,000	—	1,852,160
Other	5,878	—	—	5,878

Net revenues	$1,256,038	$602,000	$—	$1,858,038

Adjusted EBITDA
Las Vegas Locals	$120,600	$—	$—	$120,600
Downtown Las Vegas	33,855	—	—	33,855
Midwest and South	136,165	—	—	136,165

Wholly-owned property Adjusted EBITDA	290,620	—	—	290,620
Corporate expense	(27,353)	—	—	(27,353)

Wholly-owned Adjusted EBITDA	263,267	—	—	263,267
Atlantic City	—	161,211	—	161,211
Our share of Borgata’s operating income before net amortization, preopening and other items	50,935	—	(50,935)	—

Adjusted EBITDA	$314,202	$161,211	$(50,935)	$424,478

Other operating costs and expenses		—	—
Deferred rent	3,266	—	—	3,266
Depreciation and amortization	126,297	59,339	—	185,636
Preopening expenses	14,773	699	—	15,472
Our share of Borgata’s preopening expenses	349	—	(349)	—
Our share of Borgata’s write-downs and other items, net	(14,308)	—	14,308	—
Share-based compensation expense	9,784	—	—	9,784
Write-downs and other charges, net	41,415	(28,616)	—	12,799
Other	2,354	—	—	2,354

Total other operating costs and expenses	183,930	31,422	13,959	229,311

Operating income	130,272	129,789	(64,894)	195,167

Other non-operating items
Interest expense, net	113,801	21,881	—	135,682
Gain on early retirements of debt	(12,061)	—	—	(12,061)
Other non-operating expenses	30	—	—	30
Our share of Borgata’s non-operating expenses, net	16,230	—	(16,230)	—

Total other non-operating costs and expenses, net	118,000	21,881	(16,230)	123,651

Income before income taxes	12,272	107,908	(48,664)	71,516
Income taxes	(7,007)	(10,579)	—	(17,586)

Net income (loss)	5,265	97,329	(48,664)	53,930
Noncontrolling interest	—	—	(48,665)	(48,665)

Net income (loss) attributable to Boyd Gaming Corporation	$5,265	$97,329	$(97,329)	$5,265

The following table reconciles the presentation of corporate expense on our condensed consolidated statements of operations to the presentation on the accompanying table.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(In thousands)
Corporate expense as reported on our condensed consolidated statements of operations	$11,021	$11,356	$36,636	$35,077
Corporate share-based compensation expense	(1,877)	(2,199)	(6,571)	(7,724)

Corporate expense as reported on the accompanying table	$9,144	$9,157	$30,065	$27,353

The following table reconciles the presentation of our share of Borgata’s operating income on our condensed consolidated statements of operations to the presentation of our share of Borgata’s results on the accompanying table.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(In thousands)
Operating income from Borgata, as reported on our condensed consolidated statements of operations	$—	$38,189	$8,146	$63,921
Add back:
Net amortization expense related to our investment in Borgata	—	325	—	973
Our share of preopening expenses	—	—	—	349
Our share of write-downs and other items, net	—	(14,339)	34	(14,308)

Our share of Borgata’s operating income before net amortization, preopening and other items as reported on the accompanying table	$—	$24,175	$8,180	$50,935

The following table reconciles the presentation of depreciation and amortization on our condensed consolidated statements of operations to the presentation on the accompanying table.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(In thousands)
Depreciation and amortization as reported on our condensed consolidated statements of operations	$52,451	$40,578	$147,905	$125,324
Net amortization expense related to our investment in Borgata	—	325	—	973

Depreciation and amortization as reported on the accompanying table	$52,451	$40,903	$147,905	$126,297

The following table presents Borgata’s condensed consolidated statements of operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(In thousands)
Revenues
Gaming	$176,839	$195,355	$495,145	$538,041
Food and beverage	43,232	42,630	113,589	111,113
Room	34,090	33,892	88,196	87,056
Other	12,687	12,889	33,226	32,496

Gross revenues	266,848	284,766	730,156	768,706
Less promotional allowances	59,161	62,169	160,511	166,706

Net revenues	207,687	222,597	569,645	602,000

Costs and expenses
Gaming	70,576	74,726	201,510	215,268
Food and beverage	19,700	18,745	53,093	48,822
Room	4,369	3,736	10,778	8,998
Other	10,335	10,505	26,655	26,585
Selling, general and administrative	31,173	31,620	93,454	96,250
Maintenance and utilities	17,215	15,706	48,859	44,866
Depreciation and amortization	16,452	19,208	53,067	59,339
Preopening expenses	—	—	—	699
Write-downs and other charges, net	(4)	(28,677)	76	(28,616)

Total costs and expenses	169,816	145,569	487,492	472,211

Operating income	37,871	77,028	82,153	129,789

Other expense (income)
Interest expense, net of amounts capitalized	17,275	6,423	28,407	21,881

Income before state income taxes	20,596	70,605	53,746	107,908
State income taxes	(2,046)	(7,986)	(5,389)	(10,579)

Net income	$18,550	$62,619	$48,357	$97,329

The following table reconciles operating income to Adjusted EBITDA for Borgata.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(In thousands)
Operating income	$37,871	$77,028	$82,153	$129,789
Depreciation and amortization	16,452	19,208	53,067	59,339
Preopening expenses	—	—	—	699
Write-downs and other items, net	(4)	(28,677)	76	(28,616)

Adjusted EBITDA	$54,319	$67,559	$135,296	$161,211

Footnotes and Safe Harbor Statements

Non-GAAP Financial Measures

Regulation G, “Conditions for Use of Non-GAAP Financial Measures,” prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings, Adjusted Earnings Per Share (Adjusted EPS) and net revenues (excluding the 8 days of consolidation for Borgata). The following discussion defines these terms and why we believe they are useful measures of our performance.

In the accompanying release, and the Company’s periodic reports filed with the Securities and Exchange Commission, Dania Jai-Alai’s results are included as part of total other operating costs and expenses. In addition, as of the same date, we reclassified the reporting of corporate expense to exclude it from our subtotal for Reportable Segment Adjusted EBITDA and include it as part of total other operating costs and expenses. Furthermore, in the Company’s periodic reports, corporate expense is presented to include its portion of share-based compensation expense.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry which we believe, when considered with measures calculated in accordance with GAAP, gives investors a more complete understanding of operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on- going operations. We do not reflect such items when calculating EBITDA; however, we adjust for these items and refer to this measure as Adjusted EBITDA. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management’s internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in determining the value of acquisitions and dispositions. Adjusted EBITDA is also widely used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, write-downs and other charges, net, increase in value of derivative instruments, gain on early retirements of debt, other non-operating expenses, and our share of Borgata’s non-operating expenses, preopening expenses and other items and write-downs, net. In addition, Adjusted EBITDA includes corporate expense. A reconciliation of Adjusted EBITDA to net income (loss), based upon GAAP, is included in the financial schedules accompanying this release.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, increase in value of derivative instruments, write-downs and other charges, net, gain on early retirements of debt, prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai, accelerated interest expense related to our bank credit facility amendment, certain one-time permanent tax readjustments, other non-operating expenses, and our share of Borgata’s preopening expenses and other items and write-downs, net. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry. A reconciliation of net loss based upon GAAP to Adjusted Earnings and Adjusted EPS are included in the financial schedules accompanying this release.

Pro Forma Effect of Consolidation of Borgata

The effective change in control of Borgata was triggered at the end of the first quarter 2010. For purposes of comparability throughout this release, when such results are reported on a consolidated basis, the results of the prior year are retroactively recast to present such results on a consolidated basis, comparable to the current period. Additionally, for further purposes of comparability, certain year to date amounts have been presented on a pro forma basis, as if the consolidation of Borgata had occurred as of the beginning of the period presented (i.e. January 1, for the nine months ended September 30, 2010, or September 30, 2009, as applicable).

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward Looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company’s expectations, goals or intentions regarding the future, including, but not limited to, statements regarding current results in October, that we expect fourth quarter comparisons to be the best quarterly comparisons of the year, that we will be well positioned to capitalize on opportunities presented by a recovering economy, and that there is evidence of a strengthening recovery in Hawaii’s tourism industry and that it will bode well for the Company’s Hawaiian visitation. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in our operating results; recovery of our properties in various markets; the state of the economy and its effect on consumer spending and our results of operations; consumer reaction to fluctuations in the stock market and economic factors; the fact that our expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which we draw a significant percentage of our customers; competition; litigation; financial community and rating agency perceptions of the Company; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, filed with the SEC, and in the Company’s other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 16 gaming entertainment properties located in Nevada, New Jersey, Mississippi, Illinois, Indiana, and Louisiana. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.